Commitments and Contingencies	12 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 12 Commitments and Contingencies

Lease Commitments – In May 2014, the Company entered into a lease of approximately 27,000 square feet of office, laboratory and clean room space to be leased for seventy two months. The lease requires monthly payments of $28,939 adjusted annually by approximately 3% plus triple net expenses monthly of $34,381 adjusted annually. The Company also made a security deposit of $750,000 which is held by the landlord and will be returned gradually over the next several years.

As of June 30, 2015, minimum rental commitment under the operating lease is as follows:

Year Ending June 30,
2016	359,468
2017	370,252
2018	381,360
2019	392,855
2020	335,747
$1,839,682

In September 2014, the Company entered into an equipment lease for laboratory equipment to be leased for twenty-four months with a bargain purchase option at the end of the lease. The equipment lease has been recorded as a capital lease with monthly payments of $8,075 per month to be made.

As of June 30, 2015, minimum rental commitment under the leases is as follows:

Year Ending June 30,
2016	$96,890
2017	24,223
Total rental commitments	121,113
Less: Interest payments	(4,124)
Total lease payable	116,989
Lease payable, current portion	93,852
Lease payable, less current portion	$23,137

Legal Matters - From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of June 30, 2015, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholders, is an adverse party or has a material interest adverse to our interest.